September 8, 2006

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

RE:	Peoples Benefit Life Insurance Company Separate Account IV

File No. 811-06144, CIK 0000866252

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Peoples Benefit Life Insurance Company Separate Account IV, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the Vanguard Variable Insurance Fund. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on August 30, 2006, Vanguard Variable Insurance Fund filed its semi/annual report with the Commission via Edgar (CIK: 000857490). To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith, Vice President
Peoples Benefit Life Insurance Company